UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

222 Central Park Avenue, Suite 2100
Virginia Beach, Virginia	23462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Armada Hoffler Properties, Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Amended Plan”). At the Company’s Annual Meeting of Stockholders held on June 14, 2017 (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan, which increases the number of shares of the Company’s common stock reserved for issuance by 1,000,000 shares, from 700,000 shares to 1,700,000 shares, extends the term of the Amended Plan to 2027, and sets an annual limit on non-employee director compensation.

The foregoing brief description is qualified in its entirety by the text of the Amended Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 14, 2017, the Company held its 2017 Annual Meeting. The Company’s stockholders approved all of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”). Holders of 35,375,382 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1:  To elect the eight director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
George F. Allen	18,236,943	7,597,973	9,540,466
James A. Carroll	20,312,362	5,522,554	9,540,466
James C. Cherry	20,311,223	5,523,693	9,540,466
Louis S. Haddad	25,576,717	258,199	9,540,466
Eva S. Hardy	25,575,760	259,156	9,540,466
Daniel A. Hoffler	24,982,807	852,109	9,540,466
A. Russell Kirk	23,863,616	1,971,300	9,540,466
John W. Snow	24,820,389	1,014,527	9,540,466

Proposal 2:  To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

For	Against	Abstentions
35,224,497	126,169	24,716

Proposal 3: To approve the Amended Plan.

For	Against	Abstentions	Broker Non-Votes
25,425,961	290,532	118,423	9,540,466

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-218750)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: June 15, 2017	By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-218750)).